EXHIBIT 10.38

ASSUMPTION AGREEMENT

January 20, 2009

To each of the Lenders
parties to the
Credit Agreement (as defined
below) and to Wachovia Bank, National Association,
as Administrative Agent for such Lenders

Ladies and Gentlemen:

        Reference is made to the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009, as amended, restated, supplemented or otherwise modified (the "Credit Agreement"), by and among JONES APPAREL GROUP USA, INC., a Delaware corporation (the "Borrower"), the Additional Obligors referred to therein, the lenders party thereto (the "Lenders"), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents. Capitalized terms used herein which are not defined herein shall have the meanings assigned thereto in the Credit Agreement.

        Please be advised that each of the undersigned (each, a "New Credit Party"), in compliance with Section 9.13(y) of the Credit Agreement, does hereby assume each of the obligations imposed upon an "Additional Obligor" under and for all purposes of the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, each New Credit Party hereby represents and warrants to each of the Lenders as follows:

        1. Each of the New Credit Parties and their Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

        2. Each of the New Credit Parties has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Assumption Agreement and each of the Loan Documents to which it is a party in accordance with their respective terms. This Assumption Agreement has been duly executed and delivered by the duly authorized officers of the New Credit Parties, and this Assumption Agreement and the Credit Agreement constitute the legal, valid and binding obligation of the New Credit Parties, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

        3. None of (a) the execution, delivery and performance by the New Credit Parties of this Assumption Agreement or the Credit Agreement, in accordance with their respective terms, and the transactions contemplated hereby or (b) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents: do or will, by the passage of time, the giving of notice or otherwise, (i) require any of the New Credit Parties or any of their Subsidiaries to obtain any Governmental Approval not otherwise already obtained or violate any Applicable Law relating to the New Credit Parties or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the New Credit Parties or any of their Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, or (iii) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any material Lien upon or with respect to any property now owned or hereafter acquired by such Person.

[signatures appear on the following pages]

        THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Very truly yours,

ENERGIE KNITWEAR, INC.

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: Secretary

JONES APPAREL GROUP CANADA, LP

By: JONES CANADA, INC.,
       its general partner

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: Secretary

JONES INVESTMENT CO. INC.

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: President

JONES JEANSWEAR GROUP, INC.

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: Secretary

L.E.I. GROUP, INC.

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: Secretary

NINE WEST DEVELOPMENT CORPORATION

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: Secretary

VICTORIA + CO. LTD.

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: Assistant Secretary

JONES APPAREL GROUP CANADA ULC

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: Secretary

Accepted and agreed as of the date first above written: WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Thomas M. Harper Name: Thomas M. Harper Title: Senior Vice President